Legg Mason Equity Funds
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         Legg Mason Value Trust, Inc.

         Legg Mason Special Investment Trust, Inc.

         Legg Mason American Leading Companies Trust

         Legg Mason Balanced Trust

         Legg Mason U.S. Small-Capitalization Value Trust

         Legg Mason Financial Services Fund



                      PRIMARY CLASS AND CLASS A PROSPECTUS

                                  JULY 25, 2002

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As with all mutual funds, the Securities and Exchange  Commission has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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TABLE  OF  CONTENTS


About the funds:
_______________________________________________________________________________

            1    Investment objectives

           10    Principal risks

           15    Performance

           28    Fees and expenses of the funds

           31    Management


About your investment:
_______________________________________________________________________________

           36    How to invest

           40    How to sell your shares

           42    Account policies

           44    Services for investors

           46    Distributions and taxes

           48    Financial highlights



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LEGG MASON EQUITY FUNDS

[icon]  I N V E S T M E N T  O B J E C T I V E S

LEGG MASON VALUE TRUST, INC.

Investment objective: long-term growth of capital.

Principal investment strategies:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit potential losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly referred to as "junk bonds."

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests

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substantially  in  such  instruments,  it may  not  be  pursuing  its  principal investment strategies and may not achieve its investment objective.

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

Investment objective: capital appreciation.

Principal investment strategies:

The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more.

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The fund also invests in debt securities of companies  having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade, commonly referred to as "junk bonds." The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above-average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies, or to realize gains or limit potential losses.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON AMERICAN LEADING COMPANIES TRUST

Investment   objective:   long-term  capital  appreciation  and  current  income
consistent with prudent investment risk.

Principal investment strategies:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

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The adviser  considers a number of factors to determine whether an investment is tied economically to the United States including: the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index generally considered representative of the United States securities markets; and whether the investment is exposed to the economic fortunes and risks of the United States.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies, or to realize gains or limit potential losses.

Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rated at least A by

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Standard & Poor's ("S&P") or Moody's Investors  Service,  Inc.  ("Moody's"),  or
deemed by the adviser to be of comparable quality to a rated security.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON BALANCED TRUST

Investment objective: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Principal investment strategies:

The fund may invest up to 75% of its net assets in equity securities. The adviser emphasizes equity securities that have a history of paying dividends and that, in the opinion of the adviser, offer the potential for long-term growth. In addition, the adviser may also invest in common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria emphasizing factors such as the adviser's evaluation of asset value, future cash flow and earnings potential. The adviser seeks to reduce investment risk through portfolio diversification -- by sector and by industry, as well as by individual equity security.

The fund invests not less than 25% of its net assets in fixed-income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed-income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed-income or convertible securities rated below BBB or Baa,

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commonly known as "junk bonds," at the time of purchase,  or comparable  unrated securities.

Fixed-income security selection is based upon identifying those fixed-income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The fund's fixed-income portfolio maintains a duration that is similar to that of its benchmark, Lehman Brothers Intermediate
Government/Credit Index. Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed-income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and the remaining 40% in various fixed-income securities. These percentages may vary in attempting to increase returns or reduce risk.

The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is eliminated by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

The adviser typically sells a fixed-income security when one of the following criteria is met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

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LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

Investment objective: long-term capital appreciation.

Principal investment strategies:

The fund invests at least 80% of its net assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the New York Stock Exchange ("Exchange") market capitalizations, currently about $1.5 billion. Value companies are those in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

The adviser sells companies when the adviser believes they are no longer small-capitalization value companies or if their fundamentals deteriorate.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it may not

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be  pursuing  its  principal  investment  strategies  and  may not  achieve  its investment objective. The adviser does not currently intend to invest in foreign securities.

LEGG MASON FINANCIAL SERVICES FUND

Investment objective:  long-term growth of capital.

Principal investment strategies:

The  fund's  adviser,  under  normal  circumstances,   concentrates  the  fund's
investments by investing at least 80% of the fund's net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o        regional and money center banks
o        securities brokerage firms
o        asset management companies
o        savings banks and thrift institutions
o        specialty finance companies (e.g., credit card, mortgage providers)
o        insurance and insurance brokerage firms
o        government sponsored agencies, such as Ginnie Mae
o        financial conglomerates
o foreign financial services companies (limited to 25% of total assets, not including ADRs).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

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The adviser believes the financial  services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, or when cash is temporarily available, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

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[icon] P R I N C I P A L  R I S K S

In general:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

Market risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

Value style risk:

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Small and mid-sized company stocks - Special Investment Trust, Small-Cap Value Trust and Financial Services Fund:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

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It is anticipated that some of the portfolio  securities held by these funds may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.


Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Small companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Concentration risk - Financial Services Fund:

Financial Services Fund invests primarily in securities in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation, and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

Company risk - Value Trust, Special Investment Trust and American Leading Companies Trust:

Each fund identified above invests in securities that often involve certain special circumstances which the adviser believes offer the opportunity for

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long-term capital  appreciation.  Each of these types of investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility. Whereas there is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that the issuer will not realize that potential, this risk is greater in connection with these issuers.

Foreign securities risk - all Funds except Small-Cap Value Trust:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investment models:

Any proprietary models that may be used by an adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Interest rate and credit risk of debt securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of a fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

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Debt  securities are also subject to credit risk,  i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by a fund's adviser to be of equivalent quality to a security with these ratings, are considered investment grade. Debt securities rated below BBB/Baa, which a fund may purchase from time to time, are deemed by the rating agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Special Investment Trust may be especially affected by the risks involved with investing in debt securities rated below investment grade, as it may invest up to 35% of its net assets in such securities.

Call risk:

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of mortgage-backed securities - Balanced Trust:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens

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the effective  maturities of these securities.  As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Convertible securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. Smaller-capitalized companies whose stock prices may be volatile typically issue convertible securities. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not.

[icon]  P E R F O R M A N C E

The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

Value Trust - Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)*


-------------------------------------------------------------------------------------------
 1992     1993     1994     1995      1996      1997      1998     1999     2000     2001
-------------------------------------------------------------------------------------------
11.44%    11.26%   1.39%    40.76%    38.43%    37.05%    48.04%   26.71%  (7.14)%  (9.29)%
-------------------------------------------------------------------------------------------

*  The fund's year-to-date total return as of June 30, 2002 was (16.88)%.

                       During the past ten calendar years:

                                    Quarter Ended              Total Return
                                    -------------              ------------
Best quarter:                   December 31, 1998                   35.85 %
Worst quarter:                 September 30, 2001                  (20.01)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Value Trust - Primary Class                   1 Year     5 Years     10 Years
--------------------------------------------------------------------------------
Return Before Taxes                          (9.29)%      16.71%       18.16%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          (9.37)%      15.10%       16.77%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                      (5.56)%      14.04%       15.62%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)                (11.87)%      10.70%       12.94%
--------------------------------------------------------------------------------


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Special Investment Trust - Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)*



-----------------------------------------------------------------------------------------
1992      1993     1994       1995     1996     1997     1998    1999      2000     2001
-----------------------------------------------------------------------------------------
14.81%    24.13%   (13.07)%   22.50%   28.85%   22.12%   23.31%  35.54%   (12.00)%  2.26%
-----------------------------------------------------------------------------------------

*  The fund's year-to-date total return as of June 30, 2002 was (10.00)%.

                       During the past ten calendar years:

                                     Quarter Ended            Total Return
                                     -------------            ------------
Best quarter:                    December 31, 1998                40.13 %
Worst quarter:                  September 30, 2001               (26.29)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Special Investment Trust -  Primary Class        1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Return Before Taxes                               2.26%     12.93%      13.62%
--------------------------------------------------------------------------------
Return After Taxes on Distributions               1.69%     11.12%      12.13%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                           1.95%     10.56%      11.32%
--------------------------------------------------------------------------------
S&P MidCap 400 Index (reflects no
deduction for fees, expenses
or taxes) (a)                                    (0.62)%    16.11%      15.01%
--------------------------------------------------------------------------------

(a) The S&P MidCap 400 Index measures the performance of the mid-size company segment of the U.S. market. This index is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P MidCap 400.


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

American Leading Companies Trust - Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)*

--------------------------------------------------------------------------------
 1994       1995       1996      1997      1998      1999      2000     2001
--------------------------------------------------------------------------------
 (4.19)%    22.94%     28.36%    23.75%    21.33%    5.25%     0.51%    (3.30)%
--------------------------------------------------------------------------------

*  The fund's year-to-date total return as of June 30, 2002 was (10.98)%.

                      During the past eight calendar years:

                                    Quarter Ended              Total Return
                                    -------------              ------------
Best quarter:                   December 31, 1998                   23.95 %
Worst quarter:                 September 30, 2001                  (15.03)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
American Leading Companies -
Primary Class                            1 Year      5 Years      Life of Class
--------------------------------------------------------------------------------
Return Before Taxes                       (3.30)%         8.96%       10.75%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions       (3.30)%         8.16%       10.02%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                   (2.01)%         7.26%        8.90%(a)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                                (11.87)%        10.70%       13.60%(b)
--------------------------------------------------------------------------------

(a)   September 1, 1993 (commencement of operations) to December 31, 2001.

(b)   August 31, 1993 to December 31, 2001.


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Balanced Trust - Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)*

--------------------------------------------------------------------------------
  1997           1998           1999           2000           2001
--------------------------------------------------------------------------------
 18.71%          5.60%        (1.37)%          3.43%         (2.06)%
--------------------------------------------------------------------------------

*   The fund's year-to-date total return as of June 30, 2002 was (7.62)%.

                      During the past five calendar years:

                                   Quarter Ended               Total Return
                                   -------------               ------------
Best quarter:                   December 31, 1998                    9.00 %
Worst quarter:                 September 30, 2001                   (7.28)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Balanced Trust - Primary Class           1 Year      5 Years     Life of Class
--------------------------------------------------------------------------------
Return Before Taxes                     (2.06)%        4.61%          5.13%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions     (3.54)%        3.59%          4.13%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 (0.15)%        3.36%          3.80%(a)
--------------------------------------------------------------------------------
S&P 500 Index (reflects
no deduction for fees, expenses
or taxes)                              (11.87)%       10.70%         11.86%(b)
--------------------------------------------------------------------------------

(a)   October 1, 1996 (commencement of operations) to December 31, 2001.

(b)   September 30, 1996 to December 31, 2001.


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Small-Cap Value Trust - Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)*

        ---------------------------------------------------
                 1999           2000           2001
        ---------------------------------------------------
               (5.00)%          7.80%         21.82%
        ---------------------------------------------------

*  The fund's year-to-date total return as of June 30, 2002 was 10.73%.

                      During the past three calendar years:

                                    Quarter Ended              Total Return
                                    -------------              ------------
Best quarter:                       June 30, 1999                   21.11 %
Worst quarter:                 September 30, 2001                  (15.41)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Small-Cap Value Trust - Primary Class            1 Year      Life of Class
--------------------------------------------------------------------------------
Return Before Taxes                               21.82%        2.27%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions               21.82%        1.86%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                           13.29%        1.59%(a)
--------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction
for fees, expenses or taxes) (c)                   2.49%        3.26%(b)
--------------------------------------------------------------------------------

(a)   June 15, 1998 (commencement of operations) to December 31, 2001.

(b)   May 31, 1998 to December 31, 2001.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Financial Services Fund - Primary Class Shares

Year-by-year total return as of December 31 of each year
(before taxes)*

       ---------------------------------------------------
               1999           2000           2001
       ---------------------------------------------------
             (10.97)%        29.33%         (4.52)%
       ---------------------------------------------------

*  The fund's year-to-date total return as of June 30, 2002 was 9.21%.

                      During the past three calendar years:

                                     Quarter Ended               Total Return
                                     -------------               ------------
Best quarter:                   September 30, 2000                    17.88 %
Worst quarter:                  September 30, 1999                   (13.23)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Financial Services Fund                               1 Year      Life of Class
--------------------------------------------------------------------------------
Primary Class Return Before Taxes                     (4.52)%          4.92%(a)
--------------------------------------------------------------------------------
Primary Class Return After Taxes
on Distributions                                      (4.52)%          4.92%(a)
--------------------------------------------------------------------------------
Primary Class Return After Taxes
on Distributions and Sale of Fund Shares              (2.75)%          3.98%(a)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)                         (11.87)%          0.82%(b)
--------------------------------------------------------------------------------
Class A Return Before Taxes (including
maximum initial sales charge of 4.75%)                (8.32)%          4.09%(a)
--------------------------------------------------------------------------------

(a) November 16, 1998 (commencement of operations of each class) to December 31, 2001. On October 5, 1999, this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b)  November 30, 1998 to December 31, 2001.


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns for Financial Services Fund are shown only for Primary Class shares. After-tax returns for the Class A shares of Financial Services Fund will vary.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The tables below describe the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)


                                                                      American
                                                     Special           Leading                  Small-Cap
Primary                              Value         Investment         Companies      Balanced     Value
Class Shares of:                     Trust            Trust             Trust          Trust      Trust

Management Fees (a)                  0.66%            0.70%             0.75%          0.75%      0.85%

Distribution and
Service (12b-1) Fees                 0.95%            1.00%             1.00%          0.75%      1.00%

Other Expenses                       0.07%            0.09%             0.18%          0.52%      0.39%
                                 -----------------------------------------------------------------------
Total Annual Fund
Operating Expenses (a)               1.68%            1.79%             1.93%          2.02%      2.24%


(a) The investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Primary Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Primary Class shares: 1.95% for American Leading Companies Trust; 1.85% for Balanced Trust; and 2.00% for Small-Cap Value Trust. These voluntary waivers will continue until August 1, 2003, but may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2002 were 0.64% and 1.85% for Balanced Trust and 0.65% and 2.00% for Small-Cap Value Trust. No fee waivers were necessary for American Leading Companies Trust.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                                     1 Year     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Value Trust                          $171       $530        $913       $1,987
--------------------------------------------------------------------------------
Special Investment Trust             $182       $563        $970       $2,105
--------------------------------------------------------------------------------
American Leading Companies Trust     $196       $606        $1,042     $2,254
--------------------------------------------------------------------------------
Balanced Trust                       $205       $634        $1,088     $2,348
--------------------------------------------------------------------------------
Small-Cap Value Trust                $227       $700        $1,200     $2,575
--------------------------------------------------------------------------------

                             FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
                                Shareholder Fees
                   (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               Class A         Primary Class
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
purchases (as a % of offering price)           4.75% (a)            None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a % of net asset value)                         None (b)            None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Annual Fund Operating Expenses
                 (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
                                               Class A         Primary Class
--------------------------------------------------------------------------------
Management Fees (c)                              1.00%                1.00%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%                1.00%
--------------------------------------------------------------------------------
Other Expenses                                   0.39%                0.44%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (c)         1.64%                2.44%
--------------------------------------------------------------------------------

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."

(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions made within one year of the purchase date of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares. See "How to Invest."

(c) The fund's investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Class A and Primary Class expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 1.50% and 2.25% of the fund's average daily net assets attributable to Class A shares and Primary Class shares. These voluntary waivers will continue until August 1, 2003, but may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2002 were 0.86% and 1.50% for Class A shares and 0.86% and 2.25% for Primary Class shares.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                           1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $634         $968          $1,324         $2,326
--------------------------------------------------------------------------------
Primary Class shares       $247         $761          $1,301         $2,776
--------------------------------------------------------------------------------

[icon]  M A N A G E M E N T

Management and advisers:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of Balanced Trust, Small-Cap Value Trust and Financial Services Fund. LMFA is responsible for overseeing these funds' relationships with outside service providers, such as the custodian, transfer agent, independent accountants, and lawyers.

Legg Mason Funds Management, Inc. ("LMFM"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for Value Trust, Special Investment Trust and American Leading Companies Trust. LMFM is responsible for the investment management of the funds, which includes making investment decisions to buy, sell or hold a particular security. LMFM has delegated certain administrative responsibilities for these funds to LMFA. As of March 31, 2002, LMFM had aggregate assets under management of approximately $15.6 billion.

For its services during the fiscal year ended March 31, 2002, each fund paid LMFA or LMFM the following percentages of its average daily net assets (net of any fee waivers):

              Value Trust                                      0.66%
              Special Investment Trust                         0.70%
              American Leading Companies Trust                 0.75%
              Balanced Trust                                   0.64%
              Small-Cap Value Trust                            0.65%
              Financial Services Fund                          0.86%

LMFA has  entered  into  investment  advisory  agreements  with  Bartlett  & Co.
("Bartlett"), Brandywine Asset Management, Inc. ("Brandywine"), and Gray, Seifert & Co., Inc. ("Gray, Seifert") to provide investment advisory services to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund, respectively.

Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, as investment adviser to Balanced Trust, is responsible for the investment management of this fund, including making investment decisions and placing orders to buy, sell or hold particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers.

Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $2.3 billion as of March 31, 2002.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value Trust, is responsible for the investment management of this fund, including making investment decisions and placing orders to buy, sell or hold particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine were approximately $8.8 billion as of March 31, 2002.

Gray, Seifert, 380 Madison Avenue, New York, New York 10017, as investment adviser to Financial Services Fund, is responsible for the investment management of this fund including making investment decisions and placing orders to buy, sell or hold particular securities. LMFA pays Gray, Seifert a monthly fee of 60% of the fee it receives from Financial Services Fund. Fees paid to Gray, Seifert are net of any waivers. Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. Prior to November 1998, Gray, Seifert had not previously advised a mutual fund, although it was the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. Aggregate assets under management of Gray, Seifert were approximately $717 million as of March 31, 2002.

Portfolio management:

Bill Miller, CFA, Chief Executive Officer of LMFM, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund.

Nancy T. Dennin, CFA, Senior Vice President of LMFM, was appointed Assistant Portfolio Manager of Value Trust on January 1, 2001. Prior to that, Mrs. Dennin was Portfolio Manager of Legg Mason Total Return Trust. Mrs. Dennin has been employed by Legg Mason since 1985.

Lisa O. Rapuano, CFA, Senior Vice President and Director of Research of LMFM, has been primarily responsible for the day-to-day management of Special Investment Trust since January 2, 2001. Prior to this date, Mrs. Rapuano and Mr. Miller co-managed the fund for slightly over three years. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining Legg Mason in September 1994.

David E. Nelson, CFA, Senior Vice President of LMFM, has 26 years of investment experience. Mr. Nelson assumed primary responsibility for the day-to-day management of American Leading Companies Trust since rejoining Legg Mason on March 9, 1998. From 1989-1998, Mr. Nelson was employed at Investment Counselors of Maryland where he was the portfolio manager for the UAM ICM Equity Portfolio from inception in 1993 until 1998. Mr. Nelson served as Director of Research for Legg Mason from 1985 to 1989 and was a senior research analyst for Legg Mason from 1982 to 1989.

Jay R. Leopold, CFA, Vice President of LMFM, has been the assistant manager of American Leading Companies Trust since January 2000. Mr. Leopold has been employed as an analyst since joining Legg Mason in 1986.

James B. Hagerty, CFA, Dale H. Rabiner, CFA and Peter A. Sorrentino, CFA jointly manage Balanced Trust. Mr. Hagerty and Mr. Rabiner are senior portfolio managers of Bartlett. Mr. Sorrentino is Chief Investment Officer of Bartlett. Mr. Hagerty has been employed by Bartlett since 1994 and has responsibility for the equity selection process for the Private Client Group at Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Managing Director of its Fixed Income Group. Mr. Sorrentino joined Bartlett in 1999 and is responsible for Bartlett's investment processes.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since 1989.

Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert has been Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert where she has been employed since 1982.

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares. Each fund has adopted a plan under Rule 12b-1 with respect to each class that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly.

For Primary Class shares, under each plan, a fund may pay Legg Mason an annual distribution fee equal to 0.75% of the fund's average daily net assets (0.70% for Value Trust and 0.50% for Balanced Trust) and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. For Class A shares, Financial Services Fund may pay Legg Mason a service fee at an annual rate of 0.25% of its average daily net assets attributable to Class A shares.

Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell shares of each fund. Legg Mason pays these brokers up to 90% of the distribution and service fee that it receives from a fund for those sales.

Legg Mason collects the sales charge imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A shares. Legg
Mason reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A Purchase Schedule and may from time to time reallow the full amount of the sales charge. Legg Mason may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of Financial Services Fund.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

LMFM, LMFA, Brandywine, Bartlett, Gray, Seifert and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open a regular, retirement or education savings account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the funds' distributor to sell shares of a fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. You may also open a Coverdell Education Savings Account, which provides a vehicle for financing a child's education. Contact your Legg Mason Financial Advisor, FIS, or other entity offering the funds to discuss which type of account might be appropriate for you. To view additional information regarding each type of account visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of a fund. Contact your financial adviser or FIS with any questions regarding your investment options.

When placing a purchase order for Financial Services Fund shares, please specify whether the order is for Class A or Primary Class shares. All purchase orders that fail to specify a class will automatically be invested in Primary Class shares.

Once your account is open, you may use the following methods to purchase additional shares of the funds:

--------------------------------------------------------------------------------
In Person                          Give your financial  adviser a check for $100
                                   or more payable to a fund.
--------------------------------------------------------------------------------
Mail                               Mail your check,  payable to a fund, for $100
                                   or more to your financial  adviser or to Legg
                                   Mason Funds  Investor  Services  at P.O.  Box
                                   17023, Baltimore, MD 21297-0356.
--------------------------------------------------------------------------------
Telephone or Wire                  Call  your   financial   adviser  or  FIS  at
                                   1-800-822-5544  to  transfer  available  cash
                                   balances  in  your  brokerage  account  or to
                                   transfer money from your bank directly.  Wire
                                   transfers may be subject to a service  charge
                                   by your bank.
--------------------------------------------------------------------------------
Internet or Telefund               FIS  clients  may  purchase  shares of a fund
                                   through   Legg  Mason's   Internet   site  at
                                   www.leggmasonfunds.com or through a telephone
                                   account  management  service,   TeleFund,  at
                                   1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Automatic Investments              Arrangements  may be made with some employers
                                   and   financial   institutions   for  regular
                                   automatic monthly  investments of $50 or more
                                   in  shares of a fund.  You may also  reinvest
                                   dividends from certain unit investment trusts
                                   in shares of a fund.
--------------------------------------------------------------------------------
Future First(R)Systematic          Contact a Legg  Mason  Financial  Advisor  to
Investment Plan                    enroll  in  Legg  Mason's   Future   First(R)
                                   Systematic  Investment Plan. Under this plan,
                                   you  may   arrange  for   automatic   monthly
                                   investments  in a fund  of $50 or  more.  The
                                   transfer  agent will  transfer  funds monthly
                                   from your  Legg  Mason  account  or from your
                                   checking/savings  account to purchase  shares
                                   of the desired fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your Legg Mason Financial Advisor, FIS or other authorized entity before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

Each fund also offers Institutional Class shares. In addition, Value Trust, Special Investment Trust, American Leading Companies Trust and Balanced Trust offer Financial Intermediary Class shares. These classes of shares are offered through a separate prospectus only to certain investors. Institutional Class shares are not subject to a Rule 12b-1 fee and Financial Intermediary Class shares have a Rule 12b-1 fee of 0.25%.

Financial Services Fund--Class A Shares Purchase Schedule:

Financial Services Fund's offering price for Class A share purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):


  Amount of Purchase    Sales Charge as a %       Sales Charge as a %        Dealer Reallowance as
                         of Offering Price         of Net Investment         a % of Offering Price

   Less than $25,000             4.75                          4.99                     4.00
  $25,000 to $49,999             4.50                          4.71                     3.75
  $50,000 to $99,999             4.00                          4.17                     3.25
$100,000 to $249,999             3.50                          3.63                     2.75
$250,000 to $499,999             2.50                          2.56                     2.00
$500,000 to $999,999             2.00                          2.04                     1.60
$1 million or more *             0.00                          0.00                     1.00


* For redemptions made within one year of the purchase date, a CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more. See "How to Sell Your Shares" for more information.

Legg Mason will pay the following commissions to brokers that initiate and are responsible for purchases of Class A shares of any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

Sales charge waivers for Class A shares:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:

o        advisory clients (and related accounts) of Gray, Seifert
o certain employee benefit or retirement accounts (subject to the discretion of Legg Mason)
o        employees of Legg Mason, Inc. and its affiliates
o registered representatives or full-time employees of broker/dealers that have dealer agreements with Legg Mason
o        the children, siblings and parents of such persons

o broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and Legg Mason
o        purchasers of $1,000,000 or more.

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

Right of accumulation:

To receive the Right of Accumulation, investors must give Legg Mason or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the fund at the sales charge applicable to the total of:

o        the dollar amount being purchased, plus
o the dollar amount of the investors' concurrent purchases of Class A shares of other Legg Mason funds, plus
o the price of all shares of Class A shares of Legg Mason funds already held by the investor.

Letter of intent:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of any Legg Mason fund in the following 13 months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the fund.

If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the 13-month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to Legg Mason of a higher applicable sales charge.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

You may use any of the following methods to sell shares of the funds:

--------------------------------------------------------------------------------
Telephone            Call  your  Legg   Mason   Financial   Advisor  or  FIS  at
                     1-800-822-5544 or other entity through which you hold the shares to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

                     Proceeds  will be credited to your  brokerage  account or a check will be sent to you, at your direction,  at no charge to you.  Wire requests will be subject to a fee of $12. For wire  transfers,  be sure that your  financial  adviser has your bank account information on file.
--------------------------------------------------------------------------------
Internet or          FIS clients may request a redemption of fund shares through
Telefund             Legg Mason's  Internet  site at  www.leggmasonfunds.com  or through TeleFund at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Mail                 Send a letter to your  financial  adviser  or to Legg Mason
                     Funds Investor Services at P. O. Box 17023,  Baltimore,  MD
                     21297-0356 requesting redemption of your shares. The letter should  be  signed  by all of the  owners  of the  account.
                     Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone  other than the accountholder(s) may require a signature guarantee. You may obtain a signature  guarantee from most banks or securities dealers.
--------------------------------------------------------------------------------


Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held responsible for any fraudulent telephone or Internet order.


Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason Financial Advisor, FIS or another authorized entity offering the fund.

Redemption orders will be processed promptly following receipt of an order in proper form. You will normally receive the proceeds within a week.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions on such shares may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

Financial Services Fund--Contingent Deferred Sales Charges:

If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of another Legg Mason fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to Legg Mason.

The fund will use the "first-in, first-out" method to determine the one-year holding period - that is, the fund will assume that the oldest shares are redeemed first. The fee will not apply to shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRAs (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon] A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Class A or Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The funds' securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. A fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

The funds will not accept cash, money orders, traveler's checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Each fund reserves the right to:

o refuse any client, reject any order for shares, or suspend the offering of shares for a period of time,
o        change its minimum investment amounts, and
o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. A fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

[icon]   S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the funds for sale.

Confirmations and account statements:

You will receive from Legg Mason a confirmation after each transaction involving Class A or Primary Class shares (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.

Systematic withdrawal plan:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

Exchange privilege:

Fund shares may be exchanged for the corresponding class of shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. Primary Class shares also may be exchanged for Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TeleFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging. An exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. As described above under the heading "Contingent Deferred Sales Charges," a CDSC may apply to the redemption of Class A shares acquired through an exchange.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period.
o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Financial Services Fund--Reinstatement privilege:

If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of a redemption contact Legg Mason or your broker/dealer and notify them of your desire to reinstate and purchase the shares. The reinstatement will be made at the net asset value next determined after the transfer agent has received the notification and purchase order.

[icon]  D I S T R I B U T I O N S   A N D   T A X E S

Each fund except Balanced Trust declares and pays any dividends from its net investment income annually. Balanced Trust declares and pays any such dividends quarterly.

Each fund distributes substantially all its net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gain and net realized gain from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, net short-term capital gain and net gains from certain foreign currency transactions) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the distributing fund at least ten days before the next distribution is to be paid. You may also request that your dividends and/or other distributions be invested in the corresponding class of shares of another eligible Legg Mason fund. Dividends and/or other distributions from Primary Class shares may also be invested in Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund or Royce Total Return Fund, provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

As required by law, each fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds, if any, payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund also is required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. For Value Trust and Special Investment Trust, this information has been audited by their independent accountants, PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information (see back cover) and are included in the annual reports for these funds. For American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund (for periods from January 1, 1999), this information has been audited by their independent auditors, Ernst & Young LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information and are included in the annual reports for these funds. Financial highlights for Financial Services Fund for the period ended December 31, 1998 were audited by other auditors. The funds' annual reports are available upon request by calling toll-free 1-800-822-5544.


                                                           Investment Operations
-------------------------------------------------------------------------------------------------------------------------
                                                         Net Asset              Net       Net Realized &
For the                                                     Value,       Investment      Unrealized Gain       Total From
Years Ended                                              Beginning           Income            (Loss) On       Investment
March 31,                                                of Period           (Loss)          Investments       Operations
-------------------------------------------------------------------------------------------------------------------------

Value Trust - Primary Shares
2002                                                       $ 53.73           $(.28) A          $(4.96)          $(5.24)
2001                                                         75.25            (.25)             (6.80)           (7.05)
2000                                                         73.09            (.44)              5.06             4.62
1999                                                         50.10            (.18)             24.58            24.40
1998                                                         34.11            (.02)             18.37            18.35
-------------------------------------------------------------------------------------------------------------------------
Special Investment Trust - Primary Shares
2002                                                       $ 31.83           $(.33)            $ 5.22           $ 4.89
2001                                                         40.28            (.34)             (6.59)           (6.93)
2000                                                         38.82            (.40)              9.90             9.50
1999                                                         36.02            (.32)              5.78             5.46
1998                                                         26.55            (.31)             11.28            10.97
-------------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust - Primary Shares
2002                                                       $ 18.28           $(.08)            $ (.07)          $ (.15)
2001                                                         18.69            (.13)              (.17)            (.30)
2000                                                         20.38            (.12)             (1.21)           (1.33)
1999                                                         17.78            (.06)              3.38             3.32
1998                                                         14.74            (.04)C             4.93             4.89
-------------------------------------------------------------------------------------------------------------------------
Balanced Trust - Primary Shares
2002                                                       $ 11.64           $ .11 D,E         $  .02 E         $  .13
2001                                                         12.20             .17  D            (.61)            (.44)
2000                                                         11.98             .20  D             .33              .53
1999                                                         12.62             .22  D            (.56)            (.34)
1998                                                         10.16             .21  D            2.58             2.79
-------------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust - Primary Shares
2002                                                       $  9.05           $(.06)F           $ 2.74           $ 2.68
2001                                                          7.45            (.02)F             1.62             1.60
2000                                                          7.81            (.05)F                -             (.05)
1999G                                                        10.00            (.02)F            (2.17)           (2.19)
-------------------------------------------------------------------------------------------------------------------------
Financial Services Fund - Primary Shares
2002                                                       $ 11.02           $(.09)J           $ 1.58           $ 1.49
2001                                                          9.18            (.05)J             1.89             1.84
     Three Months Ended
        March 31, 2000 K                                      9.41            (.01)J             (.22)            (.23)
     Year Ended Dec. 31,
        1999 L,M                                             10.57            (.07)J            (1.09)           (1.16)
     Period Ended Dec. 31,
        1998 N,O                                             10.00            (.01)J             0.58             0.57
-------------------------------------------------------------------------------------------------------------------------
Financial Services Fund - Class A Shares
2002                                                       $ 11.22           $ .02 P           $ 1.60           $ 1.62
2001                                                          9.28             .03 P             1.91             1.94
     Three Months Ended
        March 31, 2000 K                                      9.49             .01 P             (.22)            (.21)
     Year Ended Dec. 31,
        1999 L,M                                             10.58               - P            (1.09)           (1.09)
     Period Ended Dec. 31,
        1998 N,O                                             10.00               - P             0.58             0.58
-------------------------------------------------------------------------------------------------------------------------


                                                               Distributions
----------------------------------------------------------------------------------------------------------------------------------
                                                                 In Excess            From Net        In Excess of
For the                                            From Net         of Net            Realized        Net Realized
Years Ended                                      Investment     Investment             Gain on             Gain on           Total
March 31,                                            Income         Income         Investments         Investments   Distributions
----------------------------------------------------------------------------------------------------------------------------------

Value Trust - Primary Shares
2002                                                 $   -             $ -             $ (.26)           $   -            $  (.26)
2001                                                     -               -             (14.47)               -             (14.47)
2000                                                     -               -              (2.46)               -              (2.46)
1999                                                     -               -              (1.41)               -              (1.41)
1998                                                  (.04)              -              (2.32)               -              (2.36)
----------------------------------------------------------------------------------------------------------------------------------
Special Investment Trust - Primary Shares
2002                                                 $   -             $ -             $(1.00)           $   -            $ (1.00)
2001                                                     -               -              (1.52)               -              (1.52)
2000                                                     -               -              (8.04)               -              (8.04)
1999                                                     -               -              (2.66)               -              (2.66)
1998                                                     -               -              (1.50)               -              (1.50)
----------------------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust - Primary Shares
2002                                                 $   -             $ -             $    -            $   -            $     -
2001                                                     -               -               (.04)            (.07)              (.11)
2000                                                     -               -               (.36)               -               (.36)
1999                                                     -               -               (.72)               -               (.72)
1998                                                     -               -              (1.85)               -              (1.85)
----------------------------------------------------------------------------------------------------------------------------------
Balanced Trust - Primary Shares
2002                                                 $(.11)            $ -             $ (.69)           $   -            $  (.80)
2001                                                  (.12)              -                  -                -               (.12)
2000                                                  (.27)           (.04)                 -                -               (.31)
1999                                                  (.19)              -               (.11)               -               (.30)
1998                                                  (.21)              -               (.12)               -               (.33)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust - Primary Shares
2002                                                 $   -             $ -             $    -            $   -            $     -
2001                                                     -               -                  -                -                  -
2000                                                     -               -               (.16)            (.15)              (.31)
1999G                                                    -               -                  -                -                  -
----------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund - Primary Shares
2002                                                 $   -             $ -             $    -            $   -            $     -
2001                                                     -               -                  -                -                  -
     Three Months Ended
        March 31, 2000 K                                 -               -                  -                -                  -
     Year Ended Dec. 31,
        1999 L,M                                         -               -                  -                -                  -
     Period Ended Dec. 31,
        1998 N, O                                        -               -                  -                -                  -
----------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund - Class A Shares
2002                                                 $   -             $ -             $    -            $   -            $     -
2001                                                     -               -                  -                -                  -
     Three Months Ended
        March 31, 2000 K                                 -               -                  -                -                  -
     Year Ended Dec. 31,
        1999 L,M                                         -               -                  -                -                  -
     Period Ended Dec. 31,
        1998 N, O                                        -               -                  -                -                  -
----------------------------------------------------------------------------------------------------------------------------------


                                                                      Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Net Investment
For the                                           Net Asset                   Expenses   Income (Loss)   Portfolio      Net assets,
Years Ended                                      Value, End       Total     to Average      to Average    Turnover    End of Period
March 31,                                         of Period      Return %   Net Assets %    Net Assets %    Rate %   (thousands - $)
------------------------------------------------------------------------------------------------------------------------------------

Value Trust - Primary Shares
2002                                                $ 48.23       (9.82)        1.68 B         (.5)         24.4       $ 9,378,228
2001                                                  53.73       (9.99)        1.69 B         (.5)         27.0        10,319,107
2000                                                  75.25        6.74         1.68           (.6)         19.7        12,116,912
1999                                                  73.09       49.93         1.69           (.4)         19.3        10,097,527
1998                                                  50.10       55.34         1.73           (.1)         12.9         4,810,409
------------------------------------------------------------------------------------------------------------------------------------
Special Investment Trust - Primary Shares
2002                                                $ 35.72       15.48         1.79          (1.0)         36.6       $ 2,380,611
2001                                                  31.83      (17.74)        1.79           (.9)         36.7         2,091,594
2000                                                  40.28       28.55         1.80          (1.2)         29.3         2,649,860
1999                                                  38.82       16.85         1.84          (1.0)         47.8         1,850,289
1998                                                  36.02       42.88         1.86          (1.1)         29.8         1,555,336
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust - Primary Shares
2002                                                $ 18.13        (.82)        1.93          (.47)         22.7         $ 551,061
2001                                                  18.28       (1.65)        1.95          (.65)         31.0           272,150
2000                                                  18.69       (6.65)        1.90          (.58)         43.5           297,706
1999                                                  20.38       19.52         1.93          (.37)         47.6           288,957
1998                                                  17.78       35.18         1.95 C        (.28)C        51.4           200,326
------------------------------------------------------------------------------------------------------------------------------------
Balanced Trust - Primary Shares
2002                                                $ 10.97        0.89         1.85 D        1.04 D,E      55.4          $ 36,308
2001                                                  11.64       (3.68)        1.85 D        1.38 D        58.4            35,971
2000                                                  12.20        4.53         1.85 D        1.67 D        58.0            37,026
1999                                                  11.98       (2.69)        1.85 D        1.96 D        50.0            55,900
1998                                                  12.62       27.80         1.85 D        2.08 D        34.5            47,761
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust - Primary Shares
2002                                                $ 11.73       29.61         2.00 F        (.82)F        32.1         $ 182,201
2001                                                   9.05       21.48         2.00 F        (.21)F        60.7            68,629
2000                                                   7.45       (1.06)        1.99 F        (.54)F        66.2            57,046
1999G                                                  7.81      (21.90)H       2.00 F,I      (.44)F,I      29.5 I          58,365
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund - Primary Shares
2002                                                $ 12.51       13.52         2.25 J        (.69)J        28.9          $ 45,473
2001                                                  11.02       20.04         2.25 J        (.55)J        37.2            46,705
     Three Months Ended
        March 31, 2000 K                               9.18       (2.44)H       2.25 I, J     (.38)I, J     60.9 I          31,397
     Year Ended Dec. 31,
        1999 L,M                                       9.41      (10.97)        2.25 J        (.73)J        27.1            28,366
     Period Ended Dec. 31,
        1998 N, O                                     10.57        5.70 H       2.25 I, J     (.11)I, J        -            14,598
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund - Class A Shares
2002                                                $ 12.84       14.44 Q       1.50 P         .07 P        28.9           $ 9,960
2001                                                  11.22       20.91 Q       1.50 P         .21 P        37.2             9,594
     Three Months Ended
        March 31, 2000 K                               9.28       (2.21)H, Q    1.50 I, P      .36 I, P     60.9 I           8,856
     Year Ended Dec. 31,
        1999 L,M                                       9.49      (10.30)Q       1.50 P         .01 P        27.1             9,399
     Period Ended Dec. 31,
        1998 N, O                                     10.58        5.80 H, Q    1.50 I, P      .22 I, P        -             7,451
------------------------------------------------------------------------------------------------------------------------------------

A     Computed using average shares outstanding.
B Interest expense incurred with respect to the borrowings against the Line of Credit did not affect the expense ratio, which, excluding interest expense, was 1.68% for the year ended March 31, 2002, and 1.69% for the year ended March 31, 2001.
C Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for the year ended March 31, 1998, would have been 1.99%.
D Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2002, 2.02%; 2001, 2.00%; 2000,
      1.88%; 1999, 1.90%; and 1998, 2.14%
E The effect of adoption of the provisions of the AICPA Audit and Accounting Guide for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 0.96% to 1.04%. Per share data for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.
F Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2002, 2.24%; 2001, 2.46%; and 2000, 2.35%; and for the period June 15, 1998 to March 31, 1999, 2.38%.
G     For the period June 15, 1998  (commencement  of  operations)  to March 31,
      1999.
H     Not annualized.
I     Annualized.
J Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2002, 2.44%;  2001, 2.71%;  2000, 2.73%;  December
      31, 1999, 2.73%; and 1998, 2.40%.
K The year for Financial Services Fund changed from December 31 to March 31. L Effective October 5, 1999, Legg Mason Fund Advisor("LMFA") became
      Financial Services Fund's adviser, replacing Bartlett & Co.
M Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund.
N For the period November 16, 1998 (commencement of operations) to December 31, 1998.
O The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.
P Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2002, 1.64%;  2001, 1.91%;  2000, 2.08%;  December
      31, 1999, 2.05%; and 1998, 1.65%.
Q     Excluding sales charge applicable to Class A shares.

Legg Mason Equity Funds
-----------------------

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders or to obtain more information:

o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:   Legg Mason Wood Walker, Incorporated
                           100 Light Street, P.O. Box 1476
                           Baltimore, MD  21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



LMF-001                          SEC File Numbers: 811-3380; 811-4451; 811-7692

Legg Mason Equity Funds
-----------------------

Legg Mason Value Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason American Leading Companies Trust
Legg Mason Balanced Trust
Legg Mason U.S. Small-Capitalization Value Trust
Legg Mason Financial Services Fund



         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS

                                  July 25, 2002

                                      logo



As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


About the Funds:
_______________________________________________________________________________

           1     Investment objectives

           8     Principal risks

          12     Performance

          19     Fees and expenses of the funds

          21     Management


About your Investment:
_______________________________________________________________________________

          24     How to invest

          27     How to sell your shares

          29     Account policies

          30     Services for investors

          31     Distributions and taxes

          32     Financial highlights

LEGG MASON EQUITY FUNDS

[icon]   I N V E S T M E N T  O B J E C T I V E S

LEGG MASON VALUE TRUST, INC.

Investment objective: long-term growth of capital.

Principal investment strategies:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit potential losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly referred to as "junk bonds."

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

Investment objective: capital appreciation.

Principal investment strategies:

The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more.

The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade, commonly referred to as "junk bonds." The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above-average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies, or to realize gains or limit potential losses.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON AMERICAN LEADING COMPANIES TRUST

Investment   objective:   long-term  capital  appreciation  and  current  income
consistent with prudent investment risk.

Principal investment strategies:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

The adviser considers a number of factors to determine whether an investment is tied economically to the United States including: the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index generally considered representative of the United States securities markets; and whether the investment is exposed to the economic fortunes and risks of the United States.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies, or to realize gains or limit potential losses.

Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rated at least A by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed by the adviser to be of comparable quality to a rated security.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON BALANCED TRUST

Investment objective: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Principal investment strategies:

The fund may invest up to 75% of its net assets in equity securities. The adviser emphasizes equity securities that have a history of paying dividends and that, in the opinion of the adviser, offer the potential for long-term growth. In addition, the adviser may also invest in common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria emphasizing factors such as the adviser's evaluation of asset value, future cash flow and earnings potential. The adviser seeks to reduce investment risk through portfolio diversification -- by sector and by industry, as well as by individual equity security.

The fund invests not less than 25% of its net assets in fixed-income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed-income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed-income or convertible securities rated below BBB or Baa, commonly known as "junk bonds," at the time of purchase, or comparable unrated securities.

Fixed-income security selection is based upon identifying those fixed-income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The fund's fixed-income portfolio maintains a duration that is similar to that of its benchmark, Lehman Brothers Intermediate
Government/Credit Index. Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed-income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and the remaining 40% in various fixed-income securities. These percentages may vary in attempting to increase returns or reduce risk.

The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is eliminated by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

The adviser typically sells a fixed-income security when one of the following criteria is met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

Investment objective: long-term capital appreciation.

Principal investment strategies:

The fund invests at least 80% of its net assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the New York Stock Exchange ("Exchange") market capitalizations, currently about $1.5 billion. Value companies are those in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

The adviser sells companies when the adviser believes they are no longer small-capitalization value companies or if their fundamentals deteriorate.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. The adviser does not currently intend to invest in foreign securities.

LEGG MASON FINANCIAL SERVICES FUND

Investment objective: long-term growth of capital.

Principal investment strategies:

The  fund's  adviser,  under  normal  circumstances,   concentrates  the  fund's
investments by investing at least 80% of the fund's net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o        regional and money center banks
o        securities brokerage firms

o        asset management companies
o        savings banks and thrift institutions
o        specialty finance companies (e.g., credit card, mortgage providers)
o        insurance and insurance brokerage firms
o        government sponsored agencies, such as Ginnie Mae
o        financial conglomerates
o foreign financial services companies (limited to 25% of total assets, not including ADRs).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The adviser believes the financial services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, or when cash is temporarily available, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

[icon]   P R I N C I P A L  R I S K S

In general:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

Market risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

Value style risk:

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Small and mid-sized company stocks - Special Investment Trust, Small-Cap Value Trust and Financial Services Fund:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.


It is anticipated that some of the portfolio securities held by these funds may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.


Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Small companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Concentration risk - Financial Services Fund:

Financial Services Fund invests primarily in securities in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation, and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

Company risk - Value Trust, Special Investment Trust and American Leading Companies Trust:

Each fund identified above invests in securities that often involve certain special circumstances which the adviser believes offer the opportunity for long-term capital appreciation. Each of these types of investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility. Whereas there is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that the issuer will not realize that potential, this risk is greater in connection with these issuers.

Foreign securities risk - all Funds except Small-Cap Value Trust:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investment models:

Any proprietary models that may be used by an adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Interest rate and credit risk of debt securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of a fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by a fund's adviser to be of equivalent quality to a security with these ratings, are considered investment grade. Debt securities rated below BBB/Baa, which a fund may purchase from time to time, are deemed by the rating agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Special Investment Trust may be especially affected by the risks involved with investing in debt securities rated below investment grade, as it may invest up to 35% of its net assets in such securities.

Call risk:

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of mortgage-backed securities - Balanced Trust:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Convertible securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. Smaller-capitalized companies whose stock prices may be volatile typically issue convertible securities. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not.

[icon]   P E R F O R M A N C E

Each fund offers Primary Class and Institutional Class shares. Value Trust, Special Investment Trust, American Leading Companies Trust and Balanced Trust also offer Financial Intermediary Class shares and Financial Services Fund offers Class A shares. Primary Class and Class A shares are offered through a separate prospectus. All classes of a fund are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Institutional Class would pay lower expenses, and therefore would generally be expected to have higher returns than Primary Class or Financial Intermediary Class. The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

Value Trust - Institutional Class Shares

Year-by-year total return as of December 31 of each year (before taxes) *

--------------------------------------------------------------------------------
    1995       1996      1997         1998       1999        2000        2001
--------------------------------------------------------------------------------
  42.18%     39.82%    38.49%       49.40%     27.99%      (6.24)%    (8.39)%
--------------------------------------------------------------------------------

*  The fund's year-to-date total return as of June 30, 2002 was (16.46)%.

                      During the past seven calendar years:

                                     Quarter Ended              Total Return
                                     -------------              ------------
Best quarter:                    December 31, 1998                    36.15%
Worst quarter:                  September 30, 2001                  (19.81)%


                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Value Trust - Institutional Class           1 Year      5 Years   Life of Class
--------------------------------------------------------------------------------
Return Before Taxes                        (8.39)%       17.86%       24.02%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions        (8.47)%       16.22%       22.05%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                    (5.02)%       14.99%       20.42%(a)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)              (11.87)%       10.70%       15.96%(b)
--------------------------------------------------------------------------------

(a)      December 1, 1994  (commencement of operations) to December 31, 2001.

(b)      November 30, 1994 to December 31, 2001.


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Special Investment Trust - Institutional Class Shares

Year-by-year total return as of December 31 of each year (before taxes) *

--------------------------------------------------------------------------------
    1995        1996       1997      1998       1999       2000         2001
--------------------------------------------------------------------------------
  23.83%      30.04%     23.44%    24.50%     36.97%    (11.09)%       3.38%
--------------------------------------------------------------------------------

    * The fund's year-to-date total return as of June 30, 2002 was (9.55)%.

                      During the past seven calendar years:

                                   Quarter Ended               Total Return
                                   -------------               ------------
Best quarter:                  December 31, 1998                     40.46%
Worst quarter:                September 30, 2001                   (26.07)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Special Investment Trust -                1 Year      5 Years      Life of Class
Institutional Class
--------------------------------------------------------------------------------
Return Before Taxes                        3.38%       14.11%        17.51%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions        2.84%       12.36%        15.79%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                    2.59%       11.55%        14.59%(a)
--------------------------------------------------------------------------------
S&P MidCap 400 Index (reflects
no deduction for fees, expenses
or taxes) (c)                            (0.62)%       16.11%        18.48%(b)
--------------------------------------------------------------------------------

(a)     December 1, 1994 (commencement of operations) to December 31, 2001.

(b)     November 30, 1994 to December 31, 2001.

(c) The S&P MidCap 400 Index measures the performance of the mid-size company segment of the U.S. market. This index is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P MidCap 400.

American Leading Companies Trust - Primary Class Shares*

Year-by-year total return as of December 31 of each year (before taxes) **

--------------------------------------------------------------------------------
   1994       1995      1996     1997      1998     1999       2000       2001
--------------------------------------------------------------------------------
(4.19)%     22.94%    28.36%   23.75%    21.33%    5.25%      0.51%    (3.30)%
--------------------------------------------------------------------------------

* Shares of the Institutional Class of American Leading Companies Trust were held by investors only during the period from October 4, 1996 to December 3, 1998. On June 14, 2001, the fund's Institutional Class once again commenced operations. The performance of Primary Class shares is shown because Institutional Class shares were not outstanding for all of calendar year 2001.

** The fund's year-to-date total return (Primary Class) as of June 30, 2002 was (10.98)%.

                      During the past eight calendar years:

                                       Quarter Ended              Total Return
                                       -------------              ------------
Best quarter:                      December 31, 1998                    23.95%
Worst quarter:                    September 30, 2001                  (15.03)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
American Leading Companies -              1 Year       5 Years    Life of Class
Primary Class
--------------------------------------------------------------------------------
Return Before Taxes                      (3.30)%        8.96%         10.75%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions      (3.30)%        8.16%         10.02%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                  (2.01)%        7.26%          8.90%(a)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                               (11.87)%       10.70%         13.60%(b)
--------------------------------------------------------------------------------

(a) September 1, 1993 (commencement of operations of Primary Class) to December 31, 2001.

(b)  August 31, 1993 to December 31, 2001.


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Balanced Trust - Primary Class Shares*

Year-by-year total return as of December 31 of each year (before taxes) **

--------------------------------------------------------------------------------
    1997           1998          1999           2000           2001
--------------------------------------------------------------------------------
   18.71%          5.60%        (1.37)%          3.43%        (2.06)%
--------------------------------------------------------------------------------

* The Institutional Class of Balanced Trust commenced operations on March 16, 2001.

** The fund's year-to-date total return (Primary Class) as of June 30, 2002 was (7.62)%.

                      During the past five calendar years:

                                     Quarter Ended              Total Return
                                     -------------              ------------
Best quarter:                    December 31, 1988                    9.00 %
Worst quarter:                  September 30, 2001                   (7.28)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:

--------------------------------------------------------------------------------
Balanced Trust - Primary Class           1 Year     5 Years      Life of Class
--------------------------------------------------------------------------------
Return Before Taxes                     (2.06)%       4.61%           5.13%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions     (3.54)%       3.59%           4.13%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 (0.15)%       3.36%           3.80%(a)
--------------------------------------------------------------------------------
S&P 500 Index (reflects
no deduction for fees, expenses
or taxes)                              (11.87)%      10.70%          11.86%(b)
--------------------------------------------------------------------------------

(a) October 1, 1996 (commencement of operations of Primary Class) to December 31, 2001.

(b)  September 30, 1996 to December 31, 2001.


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Small-Cap Value Trust - Institutional Class Shares

Year-by-year total return as of December 31 of each year (before taxes) *

       ----------------------------------------------------------
               1999               2000              2001
       ----------------------------------------------------------
              (4.05)%              8.91%           22.61%
       ----------------------------------------------------------

*  The fund's year-to-date total return as of June 30, 2002 was 11.58%.

                      During the past three calendar years:

                                      Quarter Ended             Total Return
                                      -------------             ------------
Best quarter:                         June 30, 1999                   21.43%
Worst quarter:                   September 30, 2001                 (15.15)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:
--------------------------------------------------------------------------------
Small-Cap Value Trust - Institutional Class           1 Year    Life of Class
--------------------------------------------------------------------------------
Return Before Taxes                                   22.61%         3.46%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions                   22.61%         3.04%(a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                               13.77%         2.55%(a)
--------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction
for fees, expenses or taxes) (c)                       2.49%         3.27%(b)
--------------------------------------------------------------------------------

(a)  June 19, 1998 (commencement of operations) to December 31, 2001.

(b)  June 30, 1998 to December 31, 2001.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Financial Services Fund - Primary Class Shares *

Year-by-year total return as of December 31 of each year (before taxes) **

      ---------------------------------------------------------
               1999               2000              2001
      ---------------------------------------------------------
            (10.97)%             29.33%           (4.52)%
      ---------------------------------------------------------

* Shares of the Institutional Class of Financial Services Fund were held by investors only during the period from October 7, 1999 to May 12, 2000; there were no Institutional Class shares of the fund outstanding on the date of this prospectus.

** The fund's year-to-date total return (Primary Class) as of June 30, 2002 was 9.21%.

                      During the past three calendar years:

                                          Quarter Ended         Total Return
                                          -------------         ------------
Best quarter:                        September 30, 2000              17.88 %
Worst quarter:                       September 30, 1999             (13.23)%

                          Average Annual Total Returns

For the periods ended December 31, 2001:


--------------------------------------------------------------------------------
Financial Services Fund                            1 Year        Life of Class
--------------------------------------------------------------------------------
Primary Class Return Before Taxes                  (4.52)%           4.92%(a)
--------------------------------------------------------------------------------
Primary Class Return After Taxes
on Distributions                                   (4.52)%           4.92%(a)
--------------------------------------------------------------------------------
Primary Class Return After Taxes
on Distributions and Sale of Fund Shares           (2.75)%           3.98%(a)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)                      (11.87)%           0.82%(b)
--------------------------------------------------------------------------------


(a) November 16, 1998 (commencement of operations of Primary Class) to December 31, 2001. On October 5, 1999, this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b)  November 30, 1998 to December 31, 2001.

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

[icon]   F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The tables below describe the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.


              Annual Fund Operating Expenses - Institutional Class
                  (expenses that are deducted from fund assets)

                                                        American
                                        Special          Leading                      Small-Cap     Financial
Institutional Class        Value       Investment       Companies       Balanced        Value        Services
Shares of:                 Trust         Trust            Trust           Trust         Trust          Fund



Management Fees (a)        0.66%          0.70%           0.75%           0.75%          0.85%         1.00%

Distribution and/or
Service (12b-1) Fees       none           none            none            none           none          none

Other Expenses             0.04%          0.06%           0.12%           0.46%          0.35%         0.39%
                        -----------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (a)     0.70%          0.76%           0.87%           1.21%          1.20%         1.39%(b)



(a) The investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Institutional Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Institutional Class shares: 0.95% for American Leading Companies Trust; 1.10% for Balanced Trust; 1.00% for Small-Cap Value Trust; and 1.25% for Financial Services Fund. These voluntary waivers will continue until August 1, 2003, but may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2002 were 0.64% and 1.10% for Balanced Trust, 0.65% and 1.00% for Small-Cap Value Trust, and 0.86% and 1.25% for Financial Services Fund. No fee waivers were necessary for American Leading Companies Trust.


(b) "Other expenses" for Financial Services Fund are based on estimated expenses for the fiscal year ending March 31, 2002, as no Institutional Class shares were outstanding during that year.


Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


-----------------------------------------------------------------------------------------------
                                           1 Year        3 Years       5 Years        10 Years
-----------------------------------------------------------------------------------------------

Value Trust - Institutional Class             $72           $224          $390            $871
-----------------------------------------------------------------------------------------------
Special Investment Trust -                    $78           $243          $422            $942
Institutional Class
-----------------------------------------------------------------------------------------------
American Leading Companies Trust -            $89           $278          $482          $1,073
Institutional Class
-----------------------------------------------------------------------------------------------
Balanced Trust - Institutional Class          $123          $384          $665          $1,466
-----------------------------------------------------------------------------------------------
Small-Cap Value Trust -                       $122          $381          $660          $1,454
Institutional Class
-----------------------------------------------------------------------------------------------
Financial Services Fund -                     $142          $440          $761          $1,669
Institutional Class
-----------------------------------------------------------------------------------------------

          Annual Fund Operating Expenses - Financial Intermediary Class
                  (expenses that are deducted from fund assets)


Financial Intermediary                  Value           Special        American     Balanced Trust
Class Shares of:                        Trust         Investment       Leading
                                                         Trust        Companies

Management Fees                         0.66%            0.70%          0.75%           0.75%
Distribution and/or Service             0.25%            0.25%          0.25%           0.25%
(12b-1) Fees (a)
Other Expenses                          0.10%            0.06%(b)      0.12%(b)        0.48%(b)
                                  ----------------------------------------------------------------
Total Annual Fund Operating             1.01%            1.01%         1.12%(c)        1.48%(c)
Expenses



(a) The 12b-1 plans for the Financial Intermediary Class of each fund provide for payments at an annual rate of up to 0.40% of the fund's average daily net assets. The Board of Directors of each fund has approved payments under these plans of 0.25% of average daily net assets.

(b) "Other expenses" are based on estimated expenses for the fiscal year ending March 31, 2002, as no Financial Intermediary Class shares were outstanding during that year.


(c) The investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Financial Intermediary Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Financial Intermediary Class shares: 1.35% for Balanced Trust and 1.20% for American Leading Companies Trust. These voluntary waivers will continue until August 1, 2003, buy may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2002, were 0.64% and 1.35% for Balanced Trust.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


--------------------------------------------------------------------------------
                                    1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Value Trust - Financial Intermediary  $103        $322        $558       $1,236
Class
--------------------------------------------------------------------------------
Special Investment Trust - Financial  $103        $322        $558       $1,236
Intermediary Class
--------------------------------------------------------------------------------
American Leading Companies Trust -    $114        $356        $617       $1,363
Financial Intermediary Class
--------------------------------------------------------------------------------
Balanced Trust - Financial            $151        $468        $808       $1,768
Intermediary Class
--------------------------------------------------------------------------------

[icon]   M A N A G E M E N T

Management and advisers:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of Balanced Trust, Small-Cap Value Trust and Financial Services Fund. LMFA is responsible for overseeing these funds' relationships with outside service providers, such as the custodian, transfer agent, independent accountants, and lawyers.

Legg Mason Funds Management, Inc. ("LMFM"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for Value Trust, Special Investment Trust and American Leading Companies Trust. LMFM is responsible for the investment management of the funds, which includes making investment decisions to buy, sell or hold a particular security. LMFM has delegated certain administrative responsibilities for these funds to LMFA. As of March 31, 2002, LMFM had aggregate assets under management of approximately $15.6 billion.

For its services during the fiscal year ended March 31, 2002, each fund paid LMFA or LMFM the following percentages of its average daily net assets (net of any fee waivers):

              Value Trust                                    0.66%
              Special Investment Trust                       0.70%
              American Leading Companies Trust               0.75%
              Balanced Trust                                 0.64%
              Small-Cap Value Trust                          0.65%
              Financial Services Fund                        0.86%

LMFA has  entered  into  investment  advisory  agreements  with  Bartlett  & Co.
("Bartlett"), Brandywine Asset Management, Inc. ("Brandywine"), and Gray, Seifert & Co., Inc. ("Gray, Seifert") to provide investment advisory services to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund, respectively.

Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, as investment adviser to Balanced Trust, is responsible for the investment management of this fund, including making investment decisions and placing orders to buy, sell or hold particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $2.3 billion as of March 31, 2002.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value Trust, is responsible for the investment management of this fund, including making investment decisions and placing orders to buy, sell or hold particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine were approximately $8.8 billion as of March 31, 2002.

Gray, Seifert, 380 Madison Avenue, New York, New York 10017, as investment adviser to Financial Services Fund, is responsible for the investment management of this fund including making investment decisions and placing orders to buy, sell or hold particular securities. LMFA pays Gray, Seifert a monthly fee of 60% of the fee it receives from Financial Services Fund. Fees paid to Gray, Seifert are net of any waivers. Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. Prior to November 1998, Gray, Seifert had not previously advised a mutual fund, although it was the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. Aggregate assets under management of Gray, Seifert were approximately $717 million as of March 31, 2002.

Portfolio management:

Bill Miller, CFA, Chief Executive Officer of LMFM, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund.

Nancy T. Dennin, CFA, Senior Vice President of LMFM, was appointed Assistant Portfolio Manager of Value Trust on January 1, 2001. Prior to that, Mrs. Dennin was Portfolio Manager of Legg Mason Total Return Trust. Mrs. Dennin has been employed by Legg Mason since 1985.

Lisa O. Rapuano, CFA, Senior Vice President and Director of Research of LMFM, has been primarily responsible for the day-to-day management of Special Investment Trust since January 2, 2001. Prior to this date, Mrs. Rapuano and Mr. Miller co-managed the fund for slightly over three years. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining Legg Mason in September 1994.

David E. Nelson, CFA, Senior Vice President of LMFM, has 26 years of investment experience. Mr. Nelson assumed primary responsibility for the day-to-day management of American Leading Companies Trust since rejoining Legg Mason on March 9, 1998. From 1989-1998, Mr. Nelson was employed at Investment Counselors of Maryland where he was the portfolio manager for the UAM ICM Equity Portfolio from inception in 1993 until 1998. Mr. Nelson served as Director of Research for Legg Mason from 1985 to 1989 and was a senior research analyst for Legg Mason from 1982 to 1989.

Jay R. Leopold, CFA, Vice President of LMFM, has been the assistant manager of American Leading Companies Trust since January 2000. Mr. Leopold has been employed as an analyst since joining Legg Mason in 1986.

James B. Hagerty, CFA, Dale H. Rabiner, CFA and Peter A. Sorrentino, CFA jointly manage Balanced Trust. Mr. Hagerty and Mr. Rabiner are senior portfolio managers of Bartlett. Mr. Sorrentino is Chief Investment Officer of Bartlett. Mr. Hagerty has been employed by Bartlett since 1994 and has responsibility for the equity selection process for the Private Client Group at Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Managing Director of its Fixed Income Group. Mr. Sorrentino joined Bartlett in 1999 and is responsible for Bartlett's investment processes.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since 1989.

Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert has been Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert where she has been employed since 1982.

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares. Each fund has adopted a plan under Rule 12b-1 with respect to the Financial Intermediary Class that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly. Under each Financial Intermediary Class plan, a fund may pay Legg Mason an annual 12b-1 fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The boards of these funds have currently approved payment of 0.25% of each fund's average daily net assets under the plans. Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason, LMFM and LMFA may pay non-affiliated entities out of their own assets to support the distribution of Institutional Class shares and shareholder servicing. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

LMFM, LMFA, Brandywine, Bartlett, Gray, Seifert and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon]   H O W  T O  I N V E S T


Institutional Class shares are currently offered for sale only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Institutional Class of a fund as of the opening of regular trading on the Exchange on July 25, 2001 may continue to buy Institutional Class shares of that fund. Institutional Class shares are also offered to institutional clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers with such institutional clients ("Customers").


Financial Intermediary Class shares are currently offered for sale only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Financial Intermediary Class of a fund as of the opening of regular trading on the Exchange on July 25, 2001 may continue to buy Financial Intermediary Class shares of that fund.

Customers of institutional clients may purchase shares only in accordance with instructions and limitations pertaining to their account at the institution.

Prior to or concurrent with the initial purchase of Institutional Class or Financial Intermediary Class shares, each investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible investors may purchase Institutional Class or Financial Intermediary Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432. Institutional clients may set different minimums for their Customers' investments in accounts invested in Institutional Class shares.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the Exchange on that day. The funds are open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day. It is the institution's responsibility to transmit your order to the funds in a timely fashion.

Purchases of Institutional Class and Financial Intermediary Class shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

            State Street Bank and Trust Company
            [ABA #011-000-028]
            [DDA #99046096]
            Legg Mason [insert name of fund]
            [Insert account name and number]

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of a fund, has full discretion to reject any securities offered as payment for shares.

As described above, each fund (with the exception of Small-Cap Value Trust and Financial Services Fund) may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each fund may pay financial intermediaries for their services out of that class' assets pursuant to the class' distribution plan or otherwise. Legg Mason and its affiliates (including the investment advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the funds or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each fund and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the fund; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the fund). In addition, each fund or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. A fund may suspend the offering of shares at any time and resume it any time thereafter.

Shares of a fund may not be qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular fund are available for sale in their state of residence. Shares of a fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases of fund shares should be made for long-term investment purposes. Each fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Shares of the funds may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.


For questions about participant accounts, participants should contact their employee benefits office, their plan administrator, or the organization that provides recordkeeping services for their plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.


Account registration changes:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland  21297-1635

[icon]   H O W  T O  S E L L  Y O U R  S H A R E S

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Requests for redemption should indicate:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Customers  of   institutional   clients  may  redeem  only  in  accordance  with
instructions and limitations pertaining to their account at the institution.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. However, each fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the fund involved could be adversely affected by immediate payment. Each fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to ten days from the purchase date in order to allow for the check to clear.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

Signature guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

o Remitting redemption proceeds to any person, address or bank account not on record.
o Making changes to the account registration after the account has been opened.
o Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

[icon]   A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Institutional Class or Financial Intermediary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. A fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

[icon]   S E R V I C E S  F O R  I N V E S T O R S

Confirmations and account statements:

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by Customer accounts will be recorded by the institutional client and reflected in its regular account statements.

Exchange privilege:

Institutional Class and Financial Intermediary Class shares of a fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for shares of the same class of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence and provided the investor meets the eligibility criteria of that class of that fund and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and
o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some institutional clients and retirement plan administrators may not offer all of the Institutional Class or Financial Intermediary Class shares for exchange.

[icon]   D I S T R I B U T I O N S  A N D  T A X E S

Each fund except Balanced Trust declares and pays any dividends from its net investment income annually. Balanced Trust declares and pays any such dividends quarterly.

Each fund distributes substantially all its net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gain and net realized gain from foreign currency transactions, if any, annually in December. A second distribution may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, net short-term capital gain and net gains from certain foreign currency transactions) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the distributing fund at least ten days before the next distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

As required by law, each fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund also is required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. For Value Trust and Special Investment Trust, this information has been audited by their independent accountants, PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information (see back cover) and are included in the annual reports for these funds. For American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund, this information has been audited by their independent auditors, Ernst & Young LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information and are included in the annual reports for these funds. The funds' annual reports are available upon request by calling toll-free 1-888-425-6432.


                                                                           Investment Operations
---------------------------------------------------------------------------------------------------------------------------------

                                                           Net Asset               Net         Net Realized &
For the                                                       Value,        Investment             Unrealized         Total From
Years Ended                                                Beginning            Income         Gain (Loss) On         Investment
March 31,                                                  of Period            (Loss)            Investments         Operations
---------------------------------------------------------------------------------------------------------------------------------

Value Trust-Institutional Class
2002                                                         $ 56.38           $ 0.25 A               $ (5.25)           $ (5.00)
2001                                                           77.52             0.35 A                 (7.02)             (6.67)
2000                                                           74.49             0.12                    5.37               5.49
1999                                                           50.57             0.20                   25.13              25.33
1998                                                           34.30             0.35                   18.55              18.90
---------------------------------------------------------------------------------------------------------------------------------
Value Trust-Financial Intermediary Class
2002                                                         $ 56.38           $ 0.08 A               $ (5.23)           $ (5.15)
2001 B                                                         54.47            (0.01)                   1.92               1.91
---------------------------------------------------------------------------------------------------------------------------------
Special Investment Trust-Institutional Class
2002                                                         $ 34.35           $ 0.05                 $  5.65            $  5.70
2001                                                           42.91             0.04                   (7.08)             (7.04)
2000                                                           40.51            (0.19)                  10.63              10.44
1999                                                           37.12             0.03                    6.02               6.05
1998                                                           27.04                -                   11.58              11.58
---------------------------------------------------------------------------------------------------------------------------------
American Leading Companies-Institutional Class
2002 E                                                       $ 19.08           $ 0.09                 $ (0.90)           $ (0.81)
Years Ended Mar. 31,
1999 F                                                         17.95             0.08   H                0.23               0.31
1998                                                           14.71             0.10   H                4.99               5.09
1997 G                                                         13.30             0.07   H                1.94               2.01
---------------------------------------------------------------------------------------------------------------------------------
Balanced Trust-Institutional Class
2002                                                         $ 11.64           $ 0.19  I, J           $  0.03  J         $  0.22
2001 K                                                         11.58             N.M.  I                 0.06               0.06
---------------------------------------------------------------------------------------------------------------------------------
Balanced Trust-Financial Intermediary Class
2002                                                         $ 11.64           $ 0.17  L, M           $  0.01  M         $  0.18
2001 K                                                         11.58             N.M.  L                 0.06               0.06
---------------------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust-Institutional Class
2002                                                         $  9.30            (0.02)  N             $  2.88            $  2.86
2001                                                            7.59             0.02   N                1.69               1.71
2000                                                            7.88             0.07   N                (.05)              0.02
1999 O                                                          9.92             0.05   N               (2.09)             (2.04)
---------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund-Institutional Class
2001 P                                                       $  9.29           $ 0.01   Q             $  0.11            $  0.12
Three Months Ended
     March 31, 2000 R                                           9.50             0.01   Q               (0.22)             (0.21)
Period Ended
     Dec. 31, 1999 S                                            9.27             0.01   Q                0.22               0.23
---------------------------------------------------------------------------------------------------------------------------------


                                                                                    Distributions
------------------------------------------------------------------------------------------------------------------------------------

                                                                From Net    In Excess of
For the                                           From Net      Realized    Net Realized                     Net Asset
Years Ended                                     Investment       Gain on         Gain on         Total      Value, End      Total
March 31,                                           Income   Investments     Investments   Distributions     of Period     Return %

-----------------------------------------------------------------------------------------------------------------------------------

Value Trust-Institutional Class
2002                                                 $  -         $ (0.26)         $ -       $ (0.26)        $ 51.12        (8.95)
2001                                                    -          (14.47)           -        (14.47)          56.38        (9.09)
2000                                                    -           (2.46)           -         (2.46)          77.52         7.80
1999                                                    -           (1.41)           -         (1.41)          74.49        51.33
1998                                                 (0.31)         (2.32)           -         (2.63)          50.57        56.90
-----------------------------------------------------------------------------------------------------------------------------------
Value Trust-Financial Intermediary Class
2002                                                  $ -         $ (0.26)         $ -       $ (0.26)        $ 50.97        (9.20)
2001B                                                   -               -            -           -             56.38         3.51 C
-----------------------------------------------------------------------------------------------------------------------------------
Special Investment Trust-Institutional Class
2002                                                  $ -         $ (1.00)         $ -       $ (1.00)        $ 39.05        16.69
2001                                                    -           (1.52)           -         (1.52)          34.35       (16.86)
2000                                                    -           (8.04)           -         (8.04)          42.91        29.85
1999                                                    -           (2.66)           -         (2.66)          40.51        18.01
1998                                                    -           (1.50)           -         (1.50)          37.12        44.42
-----------------------------------------------------------------------------------------------------------------------------------
American Leading Companies-Institutional Class
2002E                                                 $ -             $ -          $ -           $ -         $ 18.27        (4.25)C
Years Ended Mar. 31,
1999F                                                   -           (0.46)           -         (0.46)          17.80         1.84 C
1998                                                    -           (1.85)           -         (1.85)          17.95        36.68
1997G                                                (0.12)         (0.48)           -         (0.60)          14.71        15.16 C
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Trust-Institutional Class
2002                                                $(0.19)       $ (0.69)         $ -       $ (0.88)        $ 10.98         1.68
2001K                                                   -               -            -             -           11.64         0.52 C
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Trust-Financial Intermediary Class
2002                                                $(0.17)       $ (0.69)         $ -       $ (0.86)        $ 10.96         1.35
2001K                                                   -               -            -             -           11.64         0.52 C
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust-Institutional Class
2002                                                  $ -             $ -          $ -           $ -         $ 12.16        30.75
2001                                                    -               -          $ -           $ -            9.30        22.53
2000                                                    -           (0.16)        (0.15)        (0.31)          7.59        (0.15)
1999O                                                   -               -            -             -            7.88       (20.56)C
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
     Institutional Class
2001P                                                 $ -             $ -          $ -           $ -          $ 9.41         1.29 C
Three Months Ended
     March 31, 2000R                                    -               -            -             -            9.29        (2.21)C
Period Ended Dec. 31,
     1999S                                              -               -            -             -            9.50         2.37 C
-----------------------------------------------------------------------------------------------------------------------------------


                                                                   Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Net Investment
                                                     Expenses            Income(Loss)
For the                                            to Average             to Average              Portfolio            Net assets,
Years Ended                                        Net Assets             Net Assets               Turnover          End of Period
March 31,                                                   %                      %                Rate %         (thousands - $)
-----------------------------------------------------------------------------------------------------------------------------------

Value Trust-Institutional Class
2002                                                     0.70                    0.5                   24.4             $ 1,762,276
2001                                                     0.71 T                  0.5                   27.0               1,658,522
2000                                                     0.69                    0.4                   19.7               1,210,632
1999                                                     0.72                    0.6                   19.3                 814,403
1998                                                     0.73                    0.9                   12.9                 179,664
-----------------------------------------------------------------------------------------------------------------------------------
Value Trust-Financial Intermediary Class
2002                                                     1.01                    0.1                   24.4             $   157,964
2001B                                                    0.93 D                 (0.4)D                 27.0                 171,427
-----------------------------------------------------------------------------------------------------------------------------------
Special Investment Trust-Institutional Class
2002                                                     0.76                    0.1                   36.6             $   103,741
2001                                                     0.75                    0.1                   36.7                  99,958
2000                                                     0.75                   (0.2)                  29.3                 122,078
1999                                                     0.78                    0.1                   47.8                  71,492
1998                                                     0.80                      -                   29.8                  63,299
-----------------------------------------------------------------------------------------------------------------------------------
American Leading Companies-Institutional Class
2002E                                                    0.87 D                  0.62 D                22.7 D           $     9,649
Years Ended Mar. 31,
1999F                                                    0.94 D, H               0.65 D, H             47.6 D                     -
1998                                                     0.93 H                  0.74 H                51.4                      82
1997G                                                    0.86 D, H               0.98 D, H             55.7 D                    55
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Trust-Institutional Class
2002                                                     1.10 I                  1.79 I, J             55.4                   $ 391
2001K                                                    1.10 D, I               0.52 D, I             58.4 D                   325
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Trust-Financial Intermediary Class
2002                                                     1.35 L                  1.55 L, M             55.4             $    26,463
2001K                                                    1.35 D, L               0.27 D, L             58.4 D                30,976
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust-Institutional Class
2002                                                     1.00 N                  0.18 N                32.1             $     5,529
2001                                                     1.00 N                  0.82 N                60.7                     711
2000                                                     1.00 N                  0.44 N                66.2                      31
1999O                                                    0.09 D,N                0.71 D,N              29.5 D                    40
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund-Institutional Class
2001P                                                    1.25 Q                  0.50 Q                61.8             $         -
Three Months Ended
     March 31, 2000R                                     1.25 D, Q               0.64 D, Q             60.9 D                     5
Period Ended
     Dec. 31, 1999S                                      1.25 D, Q               0.33 D, Q             27.1 D                     5
-----------------------------------------------------------------------------------------------------------------------------------

A     Computed using average shares outstanding.
B     For the period March 23, 2001  (commencement  of  operations) to March 31,
      2001.
C     Not annualized.
D     Annualized.
E For the period from June 14, 2001(recommencement of operations) to March 31, 2002.
F American Leading Companies Institutional Class (formerly known as Navigator Class) shares were redeemed on December 3, 1998, and information is for the period then ended.
G     For the period October 4, 1996  (commencement  of operations) to March 31,
      1997.
H Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the period ended December 3, 1998, 0.95%; for the year ended March 31, 1998, 0.98%; and for the period ended March 31, 1997, 0.97%.
I Net of fees waived pursuant to a voluntary expense limitation of 1.10% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the year ended March 31, 2002, 1.21% and for the period ended March 31, 2001, 1.16%.
J The effect of adoption of the provisions of the AICPA Audit and Accounting Guide for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 1.71% to 1.79%. Per share data for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.
K     For the period March 16, 2001  (commencement  of  operations) to March 31,
      2001.
L Net of fees waived pursuant to a voluntary expense limitation of 1.35% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets would have been as follows: for the year ended March 31, 2002, 1.48%; and for the period ended March 31, 2001, 1.45%.
M The effect of adoption of the provisions of the AICPA Audit and Accounting Guide for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 1.47% to 1.55%. Per share data for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.
N Net of fees waived pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2002, 1.20%; 2001, 1.43%; and 2000, 1.36%; and for the period ended March 31, 1999, 1.28%.
O     For the period June 19, 1998  (commencement  of  operations)  to March 31,
      1999.
P The Financial Services Fund Institutional class was redeemed on May 12, 2000, and information is for the period then ended.
Q Net of fees waived pursuant to a voluntary expense limitation of 1.25% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets would have been for both the period January 1 to March 31, 2000 and the period October 7, 1999 to December 31, 1999, 1.67% and for the period April 1, 2000 to May 12, 2000, 2.48%.
R     The year end for Financial Services Fund changed from December 31 to March
      31.
S For the period October 7, 1999 (commencement of sale of Institutional Class shares) to December 31, 1999.
T The fund utilized $185,000 of the line of credit (as described in Note 6 to the Annual Report dated March 31, 2001) during the month of December. Interest expense incurred with respect to the borrowings did not affect the expense ratio, which, excluding interest expense, was 0.71%

Legg Mason Equity Funds
-----------------------

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders or to obtain more information:

o        call toll-free 1-888-425-6432
o        visit us on the Internet via http://www.lminstitutionalfunds.com
o        write to us at:   Legg Mason Institutional Funds
                           100 Light Street, P.O. Box 17635
                           Baltimore, MD  21297-1635

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                                  SEC File Numbers 811-3380; 811-4451; 811-7692